UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2007
PANDA ETHANOL, INC.
(Exact name of registrant as specified in its charter)
000-50282
Commission File Number

Nevada (State or other jurisdiction of incorporation)	33-0986282 (I.R.S. Employer Identification No.)
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(Address of principal
executive offices, including Zip Code)
972.361.1200
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 9, 2007, the Board approved a new organizational plan that will enable the Company to streamline costs and focus on the construction and subsequent operation of its 115 million gallon-per-year denatured ethanol facility in Hereford, Texas, which plan is described in Item 8.01 below.
     In connection with the new organizational plan, on August 9, 2007, the board of directors (the “Board”) of Panda Ethanol, Inc. (the “Company”) appointed Darol Lindloff, formerly Chief Operating Officer, to serve as Chief Executive Officer and President effective as of September 1, 2007 (with such date subject to completion of transitional and administrative matters). Mr. Lindloff will continue to be an at-will employee of the Company and, at this time, Mr. Lindloff’s salary and other compensation will remain the same as that prior to the promotion.
     Mr. Lindloff is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries. Additional information regarding Mr. Lindloff’s age, past positions with the Company, family relationships and business experience was previously reported in “Item 10. Directors, Executive Officers and Corporate Governance” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and is incorporated herein by reference.
     On August 9, 2007, the Board appointed Franklin Byrd, formerly Vice President and Corporate Controller, to serve as Chief Financial Officer effective as of September 1, 2007 (with such date subject to completion of transitional and administrative matters). Mr. Byrd will continue to be an at-will employee of the Company and, at this time, Mr. Byrd’s salary and other compensation will remain the same as that prior to the promotion.
     Mr. Byrd is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries. Mr. Byrd, 42, has served as the Company’s Corporate Controller since November 6, 2006 and has held the additional post of Vice President since March 2007. Mr. Byrd served as Corporate Controller at Panda Ethanol—Delaware, the Company’s predecessor, from October 1, 2006 to November 6, 2006 and at Panda Energy International, Inc., the Company’s founder and a significant stockholder, from April 2001 to November 2006. From March 2000 to April 2001, Mr. Byrd served as Chief Financial Officer and Board Secretary for Hispanic Television Network, Inc., then a Nasdaq-traded company, and from October 1997 to March 2000, he served as Vice President of Finance and Administration with AMFM Radio Networks Inc. Mr. Byrd is a certified public accountant. He holds a Master of Business Administration in Finance from Houston Baptist University and both a Bachelor of Business Administration in Accounting and a Bachelor of Business Administration in Finance from Texas A&M University. There are no family or other relationships or related transactions required to be disclosed concerning Mr. Byrd.
     Also on August 9, 2007, upon the advice of management, it was determined that the following executive officers would resign effective September 1, 2007 (with such date subject to completion of transitional and administrative matters): Todd W. Carter, Chief Executive Officer and President; L. Stephen Rizzieri, Chief Legal Officer, General Counsel and Secretary; Michael Trentel, Chief Financial Officer and Treasurer; Ralph Killian, Senior Vice President—Development; and Robert K. Simmons, Senior Vice President—Finance. Mr. Carter will continue to serve as a member of the Company’s Board. It is anticipated that additional development and administrative employees will also be leaving the Company in connection with the new organizational plan. Other than administrative costs associated with the new organizational plan, there are no costs (including no severance or retention payments) associated with the departures of these officers and employees or the organizational plan in general. The Company anticipates that these departing officers and employees will be offered employment by Panda Energy

International, Inc. (“Panda Energy”), the Company’s founder and a significant stockholder, and that they will be available to provide services to the Company under the terms of a services arrangement to be entered into by the Company and Panda Energy, or their subsidiaries. It is expected that Panda Energy would be compensated for these services through deferred arrangements, which could include common stock.
     Additional details regarding the new organizational plan are set forth in Item 8.01 below and a copy of the press release announcing the new organizational plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 8.01 Other Events.
     On August 15, 2007, the Company announced that the Board has approved a new organizational plan that will enable the Company to streamline costs and focus on the construction and subsequent operation of its 115 million gallon-per-year denatured ethanol facility in Hereford, Texas. The proactive organizational plan is being taken in response to tightening equity and credit markets and to help ensure that the Company has adequate liquidity during the final construction phase of the Hereford facility. The new organizational plan was considered and approved by the Company’s independent directors.
     Management changes in connection with the new organizational plan are described in Item 5.02 above and a copy of the press release announcing the new organizational plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Panda Ethanol intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause Panda Ethanol’s actual results to differ materially from those discussed in any such forward-looking statement. These risks, factors and conditions include, but are not limited to, the effectiveness of the new organizational plan, the availability of and necessity for continued access to former management, the ability to complete construction of its Hereford and other ethanol plants, future prices for ethanol relative to the prices of corn and gasoline, interest rates, product demand, transportation requirements and costs, and the ability of Panda Ethanol to obtain additional capital to finance its initiatives, as well as the risks and uncertainties set forth in Panda Ethanol’s Quarterly Report on 10-Q filed on May 15, 2007 and its annual and quarterly reports filed with the Securities and Exchange Commission. In addition, new factors, risks and uncertainties may emerge from time to time. Panda Ethanol undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Press Release, dated August 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 15, 2007

PANDA ETHANOL, INC.
By:	/s/ Todd W. Carter
Todd W. Carter
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 15, 2007.